Exhibit 99.1

Corporate Presentation June 2017

Forward Looking Safe Harbor Statement This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements are often, but not always, made through the use of words or phrases such as “anticipates”, expects”, plans”, believes”, “intends”, and similar words or phrases . Such statements involve risks and uncertainties that could cause Mustang Bio’s actual results to differ materially from the anticipated results and expectations expressed in these forward - looking statements . These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties . Actual events or results may differ materially from those projected in any such statements due to various factors, including the risks and uncertainties inherent in clinical trials, drug development, and commercialization . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . All forward - looking statements are qualified in their entirety by this cautionary statement and Mustang Bio undertakes no obligation to update these statements, except as required by law . 2

Corporate Overview • Founded by Fortress Biotech in 2015 • Chimeric Antigen Receptor (CAR) T Cell technology from City of Hope (COH) • Based on the research of Stephen Forman and Christine Brown, pioneers of CAR - T technology • First two CAR - Ts entered the clinic in 2015 and 2016 • Research collaboration between Mustang and COH to • Identify additional CAR - T clinical candidates • Improve the efficacy of collaboration CAR - T clinical candidates 3

Mission Statement To provide long - term clinical remissions for patients with aggressive forms of cancer by leveraging best - in - class science to create novel CAR - T therapies. 4

Publicly Traded CAR - T Companies 5 Company Name (Ticker) Market Cap (6/1/2017) Kite Pharma (KITE) ~$4.2B Juno Therapeutics (JUNO) ~$2.6B Ziopharm (ZIOP) ~$0.9B Cellectis (CLLS) ~$0.8B

What is a CAR - T? Chimeric Antigen Receptor - T Cell The CAR recognizes targets on the surface of the malignant cell to direct and activate T - cells to destroy the tumor 6 Transmembrane domain CAR Single - chain variable fragment ( scFv ) Co - stimulation domain (4 - 1BB or CD28) CD3 ζ signaling domain Antibody fragment that identifies and targets tumors (e.g. CD19, CD20 on the surface of the malignant cells) Function: Links co - stimulation domain to the antibody fragment (can affect efficacy) Strengthens patient - derived T - cell signaling and persistence, enhances potency Activates the cytotoxic patient - derived T - cell to which the CAR is attached

How is a CAR - T made? 7 CAR - T Blood sample obtained via apheresis T - cells extracted T - cells engineered in cell - processing facility T - cells administered back to patient Total time from apheresis to infusion: ~2 - 4 weeks

Lead CAR - T Programs • MB - 101 • Targets IL13R ⍺ 2 on surface of cancer cells • For the treatment of glioblastoma multiforme (GBM) tumors • Phase 1 ongoing • MB - 102 • Targets CD123 on surface of cancer cells • For the treatment of AML (acute myeloid leukemia) and BPDCN ( blastic plasmacytoid dendritic cell neoplasm) • Phase 1 ongoing 8 All trials currently being conducted under COH IND

MB-101: IL113Rα2 is an Ideal Target for GBM





Target Antigen	Normal Brain	GBM	T - Cells
TNFR	+ / -	+++	+++
HER2	-	+++	-
EGFR	++	++++	-
EGFRvIII	-	++++ (<30%)	-
IL13Rα2	-	++++ (>90%)	-

- *Jonnalagadda et al. Mol Therapy;2015*
- *Wang et al. Immunotherapy; 2011*
- *Brown et al. Manuscript inpreparation*

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MUSTANGBIO

MB-101 CAR-T is More Potent than 1st Generation IL13-Targeted CAR-T


D7
D13
D16
D20
D27
Tumor Only
Mock Tcm
1st gen IL13Rα2 CAR-T
0.1 M
0.3 M
1.0 M
2nd gen IL13Rα2 CAR-T
0.1 M
0.3 M
1.0 M


Percent survival
100
50
0
0tx
50
100
150
200
Day post tumor injection
Tumor only
MockTcm Bulk
1M
0.3M
0.1M
IL13(EQ) BBZ Tcm
2nd gen IL13Rα2 CAR-T
1M
0.3M
0.1M
IL13z CD8+ CTL cl.2D7
1st gen IL13Rα2 CAR-T

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MUSTANGBIO

Phase I Clinical Trial with MB - 101 is Ongoing 11 Patient P opu l at i on Planned E n r o ll m e nt Study Objectives Relapsed/Refractory GBM • Arm 1: R esectable • Arm 2: Non - resectable 1 2/arm • Assess feasibility and safety • Determine MTD

Resection Arm – ICT Treatment Summary

Patient #	Tx Arm / Dose	IL13Rα2 IHC	Manuf. CAR-T Cells	Treatment Dose	Notes
UPN097	Resection / Dose 1	110	64% CAR 16 days	Cycles 1, 2: 2M, 10M	**PD;** Off-study due to rapid tumor progression
UPN109	Resection / Dose 1	80	64% CAR 18 days	Cycles 1, 2, 3 (ICT): 2M, 10M, 10M Cycles 4, 5, 6 (ICT): 10M, 10M, 10M Cycles 1, 2, 3 (ICV): 2M, 10M, 10M Cycles 4, 5 (ICV): 10M, 10M Cycles 6-9 (ICV): 10M	**CR;** Treatment ongoing (7 months)
UPN117	Resection / Dose 1	200+	60% CAR 15 days	Cycles 1, 2, 3: 2M, 10M, 10M	**PD;** Off-study due to rapid tumor progression
UPN122	Resection / Dose 1	150+	95% CAR 14 days	Cycles 1, 2, 3: 2M, 10M, 10M Cycles 4, 5, 6: 10M, 10M, 10M	**SD*** (6 cycles)
UPN125	Resection / Dose 2	200+	73.5% CAR 15 days	Cycles 1, 2, 3: 10M, 50M, 50M Cycles 4, 5, 6: 50M, 50M, 50M	**SD*** (6 cycles)
UPN131	Resection / Dose 2	130+	81.3% CAR 14 days	Cycles 1, 2: 10M, 50M*, 50M	**SD*** (6 cycles)

Dose Schedule 1:

Well – tolerated in all patients treated
No grade 3 or higher toxicities
No cytokine release syndrome or neurotoxicity
Grade ≤2 fevers, headaches, myalgia, chills

ICT = intracavitary (i.e., into the cavity in the brain created by resection of the tumor)
ICV = intracerebroventricular (i.e., into the ventricular system that bathes the brain and spinal cord)

*Preliminary data, currently under QA review

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MUSTANGBIO

Progression of New Tumors Distant from CAR-T Cell Infusion Site



Cycles 1-6 (ICT)
Cycles 7-11 (ICV)
Max Lesion Area (mm²)
400
300
200
100
0
60
80
100
120
140
160
180
200
Days Post-Enrollment
Lesion 4
Lesion 5
Lesion 6
Lesion 7
Lesion Spine
IL13Rα2 CAR-T cell infusion
First dose of "systemic" therapy

UPN 109

- **50 yr; male**
- **GBM – Primary Diagnosis**
  - IDH1 wt; MGMT-hypomethylated
  - SOC therapy: surgery, radiation, temozolamide, Novacure device (i.e. tumor treating fields)
- **Recurrent IL13Rα2+ GBM displayed poor prognostic features**
  - Multifocal
  - Highly proliferative
- **Treatment – IL13Rα2 CAR-T cells**
  - 6 intracavitary infusions (ICT)
  - 5 intracerebroventricular infusions (ICV)

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MUSTANGBIO

Regression of Recurrent Multifocal Glioblastoma After Intraventricular Delivery of IL13Rα2 - Targeted CAR-T Cells


Before Infusion
After Infusion
T6
T7
Day 108
Day 295
Day 109
Day 298

Sagittal MRI (top) and PET (bottom) of the brain


Before Infusion
After Infusion
T4
T7
T5
Day 108
Day 295

Axial MRI of the brain


Before Infusion
After Infusion
T8
Day 86
Day 289
Day 77
Day 133

All metastatic tumors in the spine were completely eliminated


T4
T5
T6
T7
T8
Intracavitary Cycles 1–6
Intraventricular Cycles 7–11
Intraventricular Cycles 12–16
Maximum Lesion Area (mm²)
Days after Enrollment

Maximum lesion area for non-resected tumors 4 through 8 with their respective decreases over time

- Clinical response was sustained for 7.5 months after the initiation of CAR T-cell therapy, and none of these initial tumors recurred
- These results show that treatment with the CAR-T resulted in a complete response

Source: *The New England Journal of Medicine*. 2016;375:2561-9.

MUSTANGBIO

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GBM is a Significant Unmet Medical Need • Glioblastoma multiforme (GBM) is the most common primary malignant brain tumor • GBM is also the most aggressive form of brain tumor, and is associated with extremely poor prognosis and survival • Median overall survival from diagnosis is approximately 15 months • 5 year survival of only 5% • ~30,000 newly diagnosed cases of GBM annually in the US, Japan and five major European markets 15

Competitive Therapies in Development for GBM

Drug Name	Company	Description	Target	Clinical Stage
AU105	Aurora BioPharma	AU105: Bispecific anti-HER2/anti-CMV pp65 antigen	HER2 *and* CMV pp65 antigen	Phase I
CART-EGFRvIII	NIH	Anti-EGFRvIII CART	EGFR	Phase I
CART-EGFRvIII	University of Pennsylvania	Anti-EGFRvIII CART	EGFR	Phase I
CART-EGFRvIII	Duke University	Anti-EGFRvIII CART	EGFR	Phase I
EGFRvIII	Kite Pharma	Anti-EGFRvIII CART	EGFR	Preclinical
UCART-EGFRvIII	Cellectis	Anti-EGFRvIII "universal CAR" through expression on allogeneic T-cells	EGFR	Discovery

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MUSTANGBIO

MB - 102 CAR - T Targeting CD123 Expressing Tumors • CD123* is expressed on cells of myeloid lineage and is overexpressed on AML, ALL and BPDCN • Human proof - of - principle with fusion toxin directed at target on BPDCN cells • Limited CAR - T competition for this target (Novartis, Juno and Kite are not in clinic) *Also known as IL - 3R ⍺ 17 • Wang et al. 2011 Blood • Mardiros et al. 2013 Blood • Jonnalagadda et al. 2014 Mol Ther

MB - 102 (CD123) – Antitumor Activity Against Human Acute Myeloid Leukemia 18 Mardiros et.al. Blood . 2013;122:3138 - 3148. CD123 CARs

Phase I Clinical Trial with MB - 102 is Open and Recruiting Patients 19 Patient Population Planned Enrollment Study Objectives Refractory / Relapsed AML 18 Assess the feasibility / safety and determine MTD of single infusion

AML is a Significant Unmet Medical Need • Acute myeloid leukemia is the most common acute leukemia in adults • Approximately 30,000 newly diagnosed cases of AML per year in the US, Japan and five major European markets • Overall five - year survival rate in the US is ~25% 20

Competitive Landscape for CD123 Targeted Therapies

Drug Name	Company	Drug Description	Targets	Clinical
CART-CD33 CD123	Theravectys (China)	CAR	CD33, CD123	Phase I/II
SL-401	Stemline	IL3 fusion toxin	CD123	Phase I/II
CSL-360/362	CSL	MAb	CD123	Phase I
GD006	MacroGenics	Bi-specific antibody to CD123 and CD3	CD3, CD123	Phase I
SGN-CD123A	Seattle Genetics	Antibody-drug conjugate	CD123	Phase I
UCART123	Cellectis	Allogeneic T-cell CAR	CD123	Phase I planned

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MUSTANGBIO

Ultra – Orphan Opportunity: BPDCN • Blastic plasmacytoid dendritic cell neoplasm is a rare but aggressive blood cancer • Annual US incidence: <60 (similar or larger number in Europe) • No standard of care • Median overall survival: 9 – 12 months • Uniformly very high CD123 expression • Proof - of - Principle • IL - 3 target fusion protein • In a pilot trial, 7/9 BPDCN responded (5 CR, 2 PR) • Median duration of response: 5 months (1 - 24) 22

New CAR - T Programs ▪ MB - 103 • Targets HER2 on surface of cancer cells • Will be initially applied to the treatment of GBM tumors • Preclinical • Other HER2 CAR - Ts: Aurora BioPharma’s HER2 CAR - T is in phase 1 development ▪ MB - 104 • Targets CS1 on surface of cancer cells • For the treatment of multiple myeloma • Preclinical • Other CS1 CAR - Ts: Cellectis’ CS1 CAR - T is in preclinical development ▪ MB - 105 • Targets prostate stem cell antigen (PSCA) on surface of cancer cells • For the treatment of prostate, pancreatic, bladder, & gastric cancers • Preclinical • Other PSCA CAR - Ts: Bellicum Pharmaceuticals’ PSCA CAR - T is in phase 1 development 23 Pursuant to licensing agreement with COH announced June 5, 2017

Key Milestones and Deliverables for Mustang in 2017: GBM CAR - T • Amend GBM protocol to allow continued intracerebro - ventricular dosing with MB - 101 • Collect safety and efficacy data at COH • Conduct in - depth root - cause analysis for all suboptimal responses and assess how therapy might be improved • Explore creation of dual CAR - T construct to target both IL13R ⍺ 2 and HER2 • Explore other interventions that have been shown to improve the efficacy of CAR - T therapy in solid tumors (e.g., gene editing of PD - 1 on T - cells via CRISPR) • Plan for Mustang IND in 2018 24

Additional Key Milestones and Deliverables for Mustang in 2017 • Continue to dose AML patients with MB - 102 and assess for safety and efficacy; plan for Mustang IND in 2018 • In - license additional CAR - Ts from academic institutions • Secure facility to build internal cell processing capabilities in order to support Mustang IND in 2018 • Hire appropriate personnel; execute contracts for key raw materials, plasmids and vector • Increase visibility of Mustang in scientific, medical and investment communities 25

Key Take Home Messages • Robust CAR - T platform technology in partnership with pioneers in CAR - T technologies from COH • Lead CAR - T with no currently known competition for the target (IL13R ⍺ 2) already in the clinic at COH with 1 complete response • Second CAR - T also accruing patients at COH; target (CD123) has been validated in ultra - orphan indication • Significant progress is expected in 2017 toward continuing to build a robust, leading CAR - T company • Intend to further expand portfolio of CAR - Ts • Lay foundation for submission of Mustang INDs in 2018: manufacturing, personnel, enabling technology 26

Corporate Presentation June 2017 27